2010 Analyst Day Iridium Communications Inc. December 16, 2010 Exhibit 99.1

Welcome & Agenda Steve E. Kunszabo, Exec. Director Investor Relations December 16, 2010

Forward-Looking Statements

Safe Harbor Statement
This presentation contains statements about future events and expectations known as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities
Exchange Act of 1934, as amended (the “Exchange Act”).  We have based these statements on our current expectations and the information currently available to us.
Forward-looking statements in this presentation include statements regarding the expected duration of the existing constellation;
expected growth in revenue, subscribers, Operational EBITDA and Operational EBITDA margins; the transition to the Iridium NEXT constellation; features of the Iridium NEXT system; expected Iridium NEXT project costs and deployment schedule;  the ongoing availability and adequacy of the Iridium NEXT financing; and hosted payload opportunities.  Other forward-looking statements can be identified by the words "anticipates," "may," "can," "believes," "expects," "projects," "intends," "likely," "will," "to be" and other expressions that are predictions of or indicate future events, trends or prospects. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of
Iridium to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, uncertainties regarding expected Operational EBITDA and Operational EBITDA margins, growth in subscribers and revenue, overall Iridium NEXT costs, the company’s ability to continue to borrow under the Iridium NEXT financing, potential delays in the Iridium NEXT deployment, levels of demand for mobile satellite services (MSS), and the company’s ability to maintain the health, capacity and content of its satellite constellation, as well as general industry and economic conditions, and competitive, legal, governmental and technological factors. Other factors that could cause actual results to differ materially from those indicated by the forward-looking statements include those factors listed under the caption "Risk Factors" in the company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed with the Securities and Exchange Commission on November 9, 2010. There is no assurance that Iridium's expectations will be realized. If one or more of these risks or uncertainties materialize, or if Iridium's underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.
We undertake no obligation to release publicly any revisions to any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

Reporting Entity
For comparison purposes, we have presented the operating results of Iridium Holdings LLC and Iridium Communications Inc. on a combined basis for the year ended December 31, 2009 along with the Iridium Holdings LLC operating results for 2008. The combined 2009 presentation is a simple mathematical addition of the pre-acquisition results of operations of  Iridium Holdings LLC for the period from January 1, 2009 to
September 29, 2009 and the post-acquisition results of operations of Iridium Communications Inc. for the three months ended December 31,
2009. Please note that this presentation is different from the “combined” presentation that we include in the ‘Management’s Discussion and
Analysis’ section of our Form 8-K filed on May 10, 2010, which combined the pre-acquisition results of operations of Iridium Holdings LLC for the period from January 1, 2009 to September 29, 2009 with the full-year 2009 results of operations of Iridium Communications Inc., both pre-
and post-acquisition. Iridium Communications Inc. had no material operating activities from the date of formation of GHL Acquisition Corp.
until the acquisition. There are no other adjustments made in the combined presentation. This presentation is intended to facilitate the evaluation and understanding of the financial performance of the Iridium business on a year-to-year basis. Management believes this presentation is useful in providing the users of our financial information with an understanding of our results of operations because there were no material changes to the operations or customer relationships of Iridium as a result of the acquisition of Iridium Holdings LLC by GHL
Acquisition Corp.
Non-GAAP Financial Measures
In addition to disclosing financial results that are determined in accordance with U.S. GAAP, we disclose Operational EBITDA, which is a non-
GAAP financial measure, as a supplemental measure to help investors evaluate our fundamental operational performance. Operational EBITDA represents earnings before interest, income taxes, depreciation and amortization, Iridium NEXT revenue and expenses (for periods prior to the commencement of operations of Iridium NEXT), stock-based compensation expenses, transaction expenses associated with the acquisition, the impact of purchase accounting adjustments, and changes in the fair value of warrants. We also present Operational EBITDA expressed as a percentage of total revenue, or Operational EBITDA margin.  Operational EBITDA does not represent, and should not be considered, an alternative to GAAP measurements such as net income, and our calculations thereof may not be comparable to similarly entitled measures reported by other companies. A reconciliation of Operational EBITDA to net (loss) income, its comparable GAAP financial measure, is in the attached appendix. By eliminating interest, income taxes, depreciation and amortization, Iridium NEXT revenue and expenses (for periods prio to the deployment of Iridium NEXT only), stock-based compensation expenses, transaction expenses associated with the acquisition, the impac of purchase accounting adjustments and changes in fair value of the warrants, we believe the result is a useful measure across time in evaluating our fundamental core operating performance. Management also uses Operational EBITDA to manage our business, including in preparing its annual operating budget, financial projections and compensation plans. We believe that Operational EBITDA is also useful to investors because similar measures are frequently used by securities analysts, investors and other interested parties in their evaluation of companies in similar industries. As indicated, Operational EBITDA does not include interest expense on borrowed money or the payment of income taxes or depreciation expense on our capital assets, which are necessary elements of our operations. It also excludes expenses in connection with the development, deployment and financing of Iridium NEXT. Since Operational EBITDA does not account for these and other expenses, its utility as a measure of our operating performance has material limitations. Due to these limitations, our management does not view Operational EBITDA in isolation and also uses other measurements, such as net income, revenue and operating profit, to measure operating performance.

Agenda
Welcome & Agenda Steve Kunszabo Exec. Director, Investor Relations
Corporate Strategy Matt Desch Chief Executive Officer
Commercial Business Don Thoma EVP, Marketing
Government Business Gen. John Campbell EVP, Government Programs
Iridium NEXT Scott Smith EVP, Iridium NEXT
Hosted Payloads Don Thoma EVP, Marketing
Financial Overview Tom Fitzpatrick Chief Financial Officer

Corporate Strategy Overview Matthew J. Desch, Chief Executive Officer December 16, 2010

Delivering Value for Our Shareholders
Network leadership
Significant operating
leverage
•
Fast growing target markets in key commercial sectors
and government
•
Favorable competitive dynamics with high barriers to
entry
•
Need for mobility in absence of terrestrial coverage
Attractive and
growing markets
Strong cash flow &
deleveraging
•
100% global coverage and unique mesh architecture
provides sustainable competitive advantage
•
Healthy current constellation supports ongoing growth
•
Fully funded business plan for Iridium NEXT
•
Recurring service revenue business with a robust
product portfolio
•
Maturing, #2 mobile satellite player with track record
of strong results
•
Large, low-cost and growing ecosystem of partners
•
Operating leverage and fixed-cost model expands
margins and grows cash flow
•
Future deleveraging magnifies equity appreciation

Iridium Communications Overview
Second largest provider of mobile voice and data services via 66 in-
orbit satellites to commercial and government customers
•
Serving 413,000+ customers
across the land-based handset,
maritime, aviation, machine-to-
machine (M2M) and government
markets
•
Anchor U.S. DoD customer
represents 23% of revenue
(1)
•
LTM revenue of $336 million and
Operational EBITDA (OEBITDA) of
$147 million
•
2005-2010E service revenue and
OEBITDA CAGRs of 18% and 26%
(1)

For the LTM  period  ended  9/30/10.  Includes direct and indirect DoD revenue and revenue from certain other governmental entities through the DoD gateway.

A Transformative Period in Our History
•
GHL Acquisition Corp. acquired Iridium Holdings LLC in September 2009 and changed name to Iridium Communications Inc.
•
Relisted on the NASDAQ Stock Market, paid off historic debt and provided considerable initial liquidity
•
Raised $1.8 billion of export credit financing in October 2010 with attractive borrowing costs and good terms over a long period of time
•
A track record of consistent execution -- delivering strong results with growth through the recent recession
•
Strong management team with decades of experience in satellite and telecom services and a history of delivering what we promise
We now have tremendous flexibility to execute our business plan

Attractive and Growing MSS Market
MSS
Provider
2009
Revenue (2)
Network
Architecture
Core Markets
Inmarsat $695M (3)
GEO with no polar
coverage, bent
pipe architecture
Maritime & Land
Broadband,
Aviation
Iridium $319M
LEO with 100%
coverage and
crosslinks
Handheld Voice,
Maritime
Broadband,
M2M, Aviation
Thuraya $127M
Regional GEO with
no polar or western
hemisphere
coverage
Regional
Handheld Voice
& Land
Broadband
Globalstar $64M
LEO with satellite
failures; bent pipe
architecture
One-Way
Personal Locator
Beacons & M2M
Orbcomm $28M
LEO with no polar
coverage, bent
pipe architecture
M2M
•
MSS market generated $1.3
billion in 2009 revenue
(1)
•
MSS industry revenue CAGR of
10% expected between 2010
and 2015
(1)
•
Differentiated network
technology creates sustainable
competitive advantages
•
Revenue quality and diversity
from serving multiple core
markets
•
Superior functionality and
device innovations

(1)
Northern Sky Research (2010) for MSS L-Band market
(2)
Based on publicly reported 2009 revenue except for Thuraya.  Thuraya is an estimate of 2009 revenue from TMF Associates.
(3)
Inmarsat Global (MSS) results

Maritime Aviation Government Land/Mobile Machine-to-Machine
Fastest Growing
Value Provider
•
Large addressable
market and limited
competition
•
Growth in data services
•
High average revenue
per user and customer
retention
Value Provider for
General Aviation;
Commercial
Opportunity
•
Large and expanding
addressable market
•
Growth in data services
•
Sustainable competitive
advantage from network
coverage
Mission-Critical
Partner
•
A trusted, reliable and
secure partner for the
government ecosystem
•
Ongoing strength in
traditional voice and
Netted Iridium
•
Growth in data services
•
Serve non-U.S.
government agencies
Foundation for
Success as Market
Leader
•
Premium product and
service
•
Competitive cost
structure
•
True mobility and global
coverage
•
Maintain strong position
despite emerging
competitive threats
Fastest Growing
Premium Provider
•
Large and expanding
addressable market
•
Increasingly important
contributor to overall
growth
•
Millions of potential
devices with unlimited
applications
•
Complementary to
terrestrial wireless
Favorable Competitive Dynamics & Positioning

Licensing
New Markets
Expanding
Distribution
Network
Provide New,
Lower Cost
Products
Hosted
Payloads
Iridium’s Growth Pillars
Established and proven business model provides
foundation for new growth opportunities

M2M (SBD) Data Transmission Voice Call High-Speed Data Traffic
Note:  One week plot of  M2M/SBD  session, voice call and high-speed data origination points for the week of 11/7/10 to 11/13/10
(commercial traffic only)
Diverse network traffic with significant growth opportunities
Network Leadership Fuels Global Usage

Revenue Quality & Significant Operating Leverage
Growing cash flow driven by recurring service revenue and largely fixed-cost business model
•
Fast-growing enterprise and
government subscriber base
•
Predictable and expanding
service revenue
•
Incremental sales at a high
gross margin contribute to
growing profitability
•
High-quality, recurring service
revenue is cornerstone of
expanding margins

($ in millions)
55
%
$0
$50
$100
$150
$200
$250
$300
$350
2005 2006 2007 2008 2009 2010E
69
%
Engineering & Support
Service Equipment
OEBITDA

Iridium NEXT Positions Us for the Future
Fully funded approximately $3 billion plan that supports our success for many years
•
Compatibility with existing
network and devices
•
Seamless network transition and
customer continuity
•
66 new operational satellites,
6 in-orbit spares and 9 ground
spares
•
Scheduled early 2015 first
launch, completion by 2017
•
Ongoing relationship with Boeing
for operations -- 10-year track
record, lower operational costs

Note: Fully funded approximately $3 billion business plans assumes  borrowings under the $1.8 billion Coface financing agreement, projected Operational EBITDA and hosted payload net contributions

YTD 2010 Financial Performance
Strong financial results highlighted by record service revenue and
OEBITDA in the third quarter of 2010
Revenue      $260M 7%
OEBITDA  $117M       13%
OEBITDA Margin 44%
YTD10 YOY Growth
Service Revenue  $133M      11%
Subscribers  371,000    21%
YTD10 YOY Growth
Service Revenue  $43M 8%
Subscribers  42,000      27%
YTD10 YOY Growth
Revenue  $69M 5%
Gross Margin 44%
(1)
YTD10 YOY Growth
(1) Equipment gross margin excludes purchase accounting adjustments of $10.9 million

Iridium Communications
Service - Commercial
Service - Government
Equipment

Comparative Valuation Considerations
12/06/10 Share Price $9.29 $10.67
Outstanding Shares
(1)
74 489
Market Capitalization $687 $5,218
Total Gross Debt
(2)
$158 $1,353
Less: Cash & Equivalents
(2)
$111 $185
Net Debt $47 $1,168
Enterprise Value $734 $6,386
Divided by: 2011E OEBITDA/EBITDA
(3)
$185 $714
EV/EBITDA Multiple 3.9x 8.9x
Faster
revenue
growth rates
More room
for margin
expansion

(1)
Includes outstanding shares and the value of outstanding warrants using the treasury stock method
(2)
Balance sheet data as of 10/31/2010 for Iridium including $135 million draw under Coface financing agreement; balance sheet data as of  9/30/10 for Inmarsat  based on company financial statements
(3)
Represents midpoint of 2011 Operational OEBITDA outlook for Iridium; RBC Capital Markets EBITDA estimate for Inmarsat
Note:  In millions except per share data; Inmarsat share price data converted to U.S. Dollars

Why Will Iridium Continue to Win?
Network leadership
Significant operating
leverage
Favorable competitive dynamics
in evolving markets…
Attractive and
growing markets
Strong cash flow &
deleveraging
…with a healthy current constellation and
fully funded plan for Iridium NEXT…
…and a track record of execution –- recurring
service revenue business with strong
OEBITDA growth…
Delivers equity appreciation

Commercial Business Overview Don Thoma, EVP Marketing December 16, 2010

Superior Network
Attractive Market Opportunity
#1 or #2 Position in Each of
Our Core Markets
Diverse and Growing Product Set
Accelerated by Licensing Technology
Expanding Distribution Network
New Geographic Markets
Commercial Service/Market Growth Is Driven by...

Long-Term Track Record
Focus on recurring service revenue growth and profitable equipment contribution
•
2005-2010E commercial
service revenue CAGR of 24%
•
2005-2010E government
service revenue CAGR of 6%

($ in millions)
$0
$50
$100
$150
$200
$250
$300
2005 2006 2007 2008 2009 2010E
Commercial Service Government Service

Significant Network Advantage
•
Global coverage and consistency --
pole to pole
•
True mobility –- communications
on the move
•
Very reliable & resilient
•
Inherently secure –- valued by
government customers

(1) Northern Sky Research (2010) for MSS L-Band market
•
Attractive MSS market generating $1.3 billion in 2009 revenue
(1)
•
MSS industry revenue expected to grow at a CAGR of
10% between 2010 and 2015
(1)
Total 2009 Revenue: $1.3 billion
Total MSS Market Share 2009
Other 3%
Globalstar 7%
Thuraya – 10%
Iridium – 26%
Inmarsat - 52%
Orbcomm 2%
Total MSS Market Share 2001
Inmarsat - 79%
Iridium – 9%
Globalstar 1%
Thuraya – 7%
Other4%
Strong Position in Growing Market

Total 2001 Revenue: $0.6 billion

Mission Critical Communications for Customers
Position
Key
Competitors
Market
Growth
Growth
Strategy
Iridium
Advantage
Land
M2M
Maritime
Aviation
Government
(1) Northern Sky Research (2010) for MSS L-Band market

43% of cumulative service revenue growth from new products during the last three years
Iridium
OpenPort
High
Functionality
Handset
Low Cost
Handset
Original
Motorola
Voice
Handset
Iridium
9505A
M2M
9601
Voice
& Data
Modem
iGPS
M2M
Chipset
M2M
9602
Iridium
9522B
Iridium
9555
U.S. DOD
Tactical Radio
(Netted)
Pre-NEXT
Devices
Iridium
Aero
OpenPort
Accelerating Growth Through Service Innovations

0 Partners
> 240
Partners
2001
2010

•
Enabling valuable partner solutions by licensing core technology
-- Iridium Connected
•
Accelerating recurring revenue streams
•
Accessing new markets with a wide array of applications
Technology Licensing Strategy – Iridium Connected

•
Wholesale distribution model
lowers costs and risks
•
Growing channel of hundreds
of distribution partners
•
Partners provide “outsourced
R&D” to develop specialty
products for customer
segments
•
>240 applications targeting
key vertical markets
Expanding Distribution Network Ensures Market Reach

End Customers
EVERYWHERE
Global
Distributors
Value Added
Specialized
Solutions
Service
Providers
(SPs)
VARs
VAMs
Iridium
VADs

New Geographic Opportunities
•
Distribution presence in over 100 countries
•
Potential distribution presence in certain countries offering large growth opportunity: Russia, China, India -- population of 2.7 billion
(1)
Major Opportunities
Licenses recently received
Pursuing Access to Large New Markets

(1)
CIA World Factbook (2010)

Growth in Core Markets 29 LAND AVIATION MARITIME M2M GOVERNMENT

(1) Northern Sky Research (2010) for MSS L-Band market; CAGR through 2015

Iridium is the Market Leader
•
Premium product and service
•
Unmatched performance
advantage over competition
•
True mobility, global coverage,
reliability
•
Low cost manufacturer of handsets
Evolving Market
•
Need for connectivity by remote
enterprise, emergency responder, and
government customers
•
Re-emerging competition
•
2011 market and market growth
similar to 2006/2007 time period
•
2009 market
(1)
•
650K installed base; 5-year CAGR 6%
•
Revenue of $350 million; 5-year
CAGR 2%-3%
Land/Mobile Market – The Market Leader

Expanding product portfolio
sustains leadership
•
Introduce premium phone for the
high-end segment
•
Enhance value through new
location-based and data services
•
Defend price sensitive segment
with less feature-rich phone
•
Create new segments with
commercial netted services
•
Devices will continue to make
meaningful margin contribution
Multiple Growth Paths
Performance (Capability, Coverage)
Globalstar
Thuraya
Inmarsat
Iridium
Value
Phone
Premium
Phone &
Services
LAND
Portfolio Strategy Drives Service Revenue

Premium Service Provider
•
Significant network advantage
•
Coverage
•
Latency
•
Throughput
•
Cost competitive hardware
•
Strong and diverse reseller base
Large, Expanding Market
•
Fastest growing segment piggybacking
on terrestrial wireless data market --
“The Internet of Things”
•
Diverse value-added solutions for
enterprise customers
•
2009 market
•
2.5 million devices; 5-year
CAGR 18%
(1)
•
Revenue of $700 million; 5-year
CAGR 14%
(2)
M2M

M2M Market – Fastest Growing, Premium Provider
(1) Frost & Sullivan World Satellite M2M Market (2010), CAGR through 2015
(2) Includes FSS units (Qualcomm, Inmarsat C, VSAT SCADA)

Accelerate Customer Growth
•
Introduce smaller, lower-cost
modems -- decrease cost of access
•
License technology to increase
breadth and depth of applications
•
Partners developing new, unique
applications across a variety of
markets
•
Enable consumer-oriented
applications -- personal locator
beacons
Growth Opportunities
Performance (Capability, Coverage)
Orbcomm
9602
Inmarsat
Enhanced
Services
Chipset
Globalstar
Iridium
9601
M2M
M2M Device Strategy Fuels Growth

Maritime Market –
The Value Provider
MARITIME
(1) Northern Sky Research (2010) for MSS L-Band market; CAGR through 2015

Fastest Growing, #2 Player
•
Historic growth in voice and
low-speed data
•
Attractive value proposition to
price sensitive market
•
IP data plus 3 phone lines
•
Addresses ship’s business and crew
morale in single package
•
Attractive recurring service revenue
of $450-500 per month
Growth Driven by Data
•
Internet connectivity, regulatory
mandates, crew communications
•
<25% of 220,000 ship addressable
market have adopted high speed data
(1)
•
Common for merchant ships to employ
multiple devices on each ship
•
2009 Market
(1)
•
Addressable market: merchant ships (55K),
large fishing vessels (40K), yachts (125K)
•
261K installed terminals; 5-year CAGR 12%
•
Revenue of $509 million; 5-year CAGR 11%

Iridium OpenPort
•
Expanding data services into
larger, underserved markets
•
Crew calling drives revenue
•
Enables backup solution for VSAT
Data Growth Opportunity
Data Capability
Circle size = size of
terminal market
< 128 kbps
< 512
kbps
Inmarsat FB 500
Maritime
VSAT
MARITIME
< 1 Mbps
Iridium
Driving Growth in Maritime High-Speed Data

AVIATION
Aviation Market – The Value Provider
(1) Northern Sky Research (2010) for MSS L-Band market; CAGR through 2015

Connectivity Driving Demand
•
Leading provider to general aviation
and helicopter fleets
•
Competitive advantage in size, weight
and cost over competition
•
Flight safety voice and data for airlines
•
Oceanic and polar coverage
The #1 Value Provider
•
<20% of addressable market have satcom
•
Need for cost-effective tracking and
cockpit communications (voice and data)
•
Passenger broadband gaining momentum
•
2009 Market
(1)
•
Addressable market: 150,000
commercial airliners, business jets,
general aviation and government
•
32K devices; 5-year CAGR 12.5%
•
Revenue of $130 million; 5-year
CAGR 13%

Data Throughput
< 1 Mbps
~$500,000
Swift
Broadband
Growth in Cockpit and Cabin
•
Attractive value proposition drives
growth in air transport safety
communications
•
Iridium Aero OpenPort -- enables
cost-effective access to fast
growing  broadband market
•
Blackberry on airplanes
•
UAV market underserved, demand
for bandwidth and coverage
Supports New Growth
< 128 kbps
~$50,000
< 512 kbps
~$250,000
Iridium
VSAT
AVIATION
Expanding the Aviation Market

The Iridium Ecosystem - A Powerful Growth Engine 38

•
Attractive position in growing markets
•
Competitive landscape is known -- we have unique advantages and new entrants are unlikely
•
Solid product portfolio with many new products fueling growth and leading the transition to Iridium NEXT
•
Scalable distribution network that leverages R&D, expertise and reach of partners
A Growth Business

Commercial Business Q&A Panel Matt Desch Chief Executive Officer Don Thoma EVP Marketing

Morning Break and Product Marketing Table

42 Government Business Overview Lt. Gen. John H. Campbell, USAF (Ret.) EVP Government Programs December 16, 2010

Evolution of the U.S. Government Relationship
A ten-year track record of growth from a niche supplier of phones to an integral element in the communications infrastructure
•
A unique value proposition
(global, secure) that is not
easily duplicated
•
Expanding service portfolio
•
Significant USG investment in
devices and dedicated
gateway
•
Robust partner channel
•
Future growth supported by
Iridium NEXT and hosted
payloads
($ in millions)

•
Serves all DoD branches, other
USG agencies and foreign
governments
•
Five-year
(1)
contract signed in
2008
•
Simple fixed-fee voice and
tiered data pricing structure
•
Significant R&D funding source
•
Growing Non-DoD government
revenue through commercial
gateway
U.S. Government Services Market Overview
Remains a large and important customer that complements growth in our commercial markets

(1)
As is customary for government contracts, Iridium’s DoD contact is structured as a five-year contract with one base
year and for one-year options to extend.   Iridium’s contract is currently in the second year of optional extension, making this the third overall year of the DoD contract.  Two one-year option periods remain.

Netted: Distributed Tactical
Communications System that leverages
our constellation to provide beyond line-
of-sight push-to-talk tactical radio
Data: Circuit-switched and low-latency M2M
services deployed for asset/personnel
tracking, unattended sensors and
specialized applications
DoD Gateway: Ties it all
together in a secure package
Handset: Only secure, encrypted
commercial SATCOM handset for
government users
U.S. Government Product Portfolio

2010E Subscribers
& Y-O-Y Growth
Netted
3600%
M2M
138%
Paging
4%
Handset
4%

Netted Iridium: Expeditionary Communications
DoD’s investment in Netted Iridium is indicative of long-term commitment as key element of its communications architecture
•
Newest and fastest growing
USG service -- greater than
5,300 fielded in 2010
•
Funded operational priority by
DoD with significant R&D
through 2011
•
Bridge to new products in
commercial market drives
additional growth
•
Ability to embed solutions in a
growing number of devices
Basic Radio Command/Control
Radio
Regional Nets Provide
Push-to-Talk Communications

Strength of Government Relationship
•
U.S. government investment in product and application pipeline to meet operational needs
•
Robust network of partners, close customer relationships, targeted competitive strategy and partner R&D
•
Leverage U.S. government and partner investments
Highly scalable, low-cost approach to product development and distribution minimizes our investment
USER NEED
VALIDATED
REQUIREMENT
DEVELOPMENT FUNDED PROGRAM
PRODUCTION/DEPLO
YMENT
OPERATIONS SUSTAINMENT
USG – Funded Development, Competition, Acquisition
Partner Funded IR&D
Minimal Iridium Cost

Blue Force Tracking Over-the-Horizon A/C Comms. Medical Support Logistics Support Secure Voice & Data Push-to-Talk Personal Comms. Personnel Tracking 48 Solutions & Partners

The Future
Unique value proposition not likely to be challenged
•
Increasingly viewed as a mission-critical partner for DoD expeditionary communications infrastructure
•
Embedded applications are “sticky”
•
New and innovative products like Netted Iridium provide enhanced capabilities
•
Increasing demand for bandwidth and an expanding service portfolio

50 Network Leadership & Iridium NEXT S. Scott Smith, EVP Iridium NEXT December 16, 2010

Iridium’s Long Term Competitive Advantage
Our satellite network provides a superior and differentiated experience for our customers
•
A unique LEO constellation sets it
apart from MEO and GEO systems --
shorter distance to satellites results
in a better customer experience
•
Cross-linked and overlapping “mesh”
architecture delivers superior
availability, efficiency, flexibility
and reliability
•
Near-polar orbit constellation truly
means “Iridium Everywhere”

End-of Life Source Status Applicability to
Iridium
Expendables (e.g.
propellants)
Fuel load in operational
satellites expected to last until
Iridium NEXT deployment
Unlikely
Wear-Out Mechanisms
Modeling indicates that
component wear-out will not
jeopardize constellation until
at least 2017
Eventually (but not in
the near-term)
Radiation
Recent testing indicates that
total dose radiation on key
parts should not be an issue
Unlikely
Orbital Debris
New operational regimen
deployed with U.S. Air Force to
monitor all significant debris
near current constellation
Unlikely
Current Constellation Health
Our current constellation is viable and healthy for years to come and is supported by in-orbit spares
Note:  Significant due diligence performed in conjunction with Coface financing agreement regarding health of current constellation

What Is Iridium NEXT?
•
Fully replaces the current
constellation and updates the
ground system with new features
and capabilities
•
Retains 66 satellite LEO
architecture supported by 6 in-
orbit spares and 9 ground spares
•
Scheduled deployment between
early 2015 and 2017 via 8 Falcon 9
launches (9 SVs/launch)
•
Significant advantages including
expanded capacity, higher data
speeds and ability to host payloads
•
Deployment approach designed to
provide service continuity

Planned Evolution to Iridium NEXT Constellation

•
Customer products evolution –- building on a strong track record of new and enhanced products since 2001
•
Customer services evolution -- new and advanced data services not included in the current constellation design
•
Ground system evolution including significant upgrades to commercial gateway and satellite network operations center (SNOC)
•
Incremental one-for-one replacement of current constellation satellites with Iridium NEXT satellites
A continuous and deliberate evolution from the current
constellation to Iridium NEXT

Iridium NEXT Service Phased Deployment Approach
•
Iridium NEXT satellites provide superior processing power compared to the current constellation –- 9x improvement in throughput and 125x improvement in memory capacity
•
Many new service offerings can be provided due to enhanced processing capabilities including:
•
Higher quality voice
•
Expanded capacity and operational flexibility for M2M
•
High-Speed (up to 128 kbps to mobile class equipment) and
Broadband (up to 1.5 Mbps to Iridium OpenPort class terminals)
•
Broadcast (undirected regional services at up to 64 kbps)
•
Ka-Band (>8 Mbps to fixed/transportable terminals)

Expanded and enhanced product portfolio supports ongoing growth

A World Class Development Team
•
Iridium NEXT team
•
25 seasoned aerospace and telecommunications engineers and managers
•
Hundreds of years of collective experience with significant expertise directly applicable to building the current constellation
•
Thales Alenia Space France (Prime contractor for Iridium NEXT)
•
Global leader in satellite communications and constellation development
•
40% of suppliers are based in North America
•
Boeing
•
Onboard communications payload software development, constellation flight operations, satellite control system development
•
Developer and operator of current constellation software

Iridium NEXT Development Schedule
81 SVs (Total)
72 SVs Launched
Constellation
Deployment
Vehicle
Integration &
Testing
Segment
Development
Detailed
Design
Requirements
Flowdown
& Prelim Design
2010 2011 2012 2013 2014 2015 2016 2017
We are
here

Earth-facing side
of satellite
Hosted Payload
Cross link antennas
K-band
Feeder link antennas
Ka-band
Main Mission Antenna
L-band
Stowed Solar Array
•
Mass – 850 kg
•
Dimensions –
3m x 2.4m x 1.5m

Spacecraft Overview (Stowed Configuration)

•
Superior network architecture provides a sustainable competitive advantage
•
A healthy current constellation supports ongoing growth and takes us to the Iridium NEXT era
•
Fully funded and on schedule development plan for Iridium NEXT --
outstanding new services and backwards compatibility with existing customer devices
•
Iridium NEXT provides meaningful, additional opportunities to support ongoing growth

A Lasting Value Proposition For Our Customers

Hosted Payloads Overview Don Thoma, EVP Marketing December 16, 2010

Iridium NEXT Hosted Payload
Specifications
Weight 50 kg
Payload
Dimensions
30 x 40 x 70 cm
Payload Power
50 W average (200 W
peak)
Payload Data Rate
<1 Mbps, Orbit
average ~100Kbps
•
New business opportunity to host third-party payloads on Iridium NEXT
•
Payload customer shares infrastructure of the Iridium NEXT satellite and global networked communications architecture
•
Significant interest from government and industry for cost-effective space missions
•
Creates new revenue and cash flow stream post-2017
Hosted
Payload

Iridium NEXT Hosted Payloads

•
Unprecedented coverage --
66
interconnected satellites see entire
globe
•
Low latency --
Real-time relay of data
to and from payloads
•
User control --
Two-way secure
communications with payload
•
Cost-effective --
Access to space at a
fraction of the cost of a dedicated
mission
•
Exclusive -- No other opportunity like
this is likely to be available for decades
•
Consistent with 2010 President’s
National Space Policy --
Commercial
capabilities, cost-effective access

A Unique Value Proposition on Iridium NEXT

Hosted Payload Opportunity
Mission Overview
US Government Mission
•
Communications mission
US Government Mission
•
Full 66 satellite mission using 20% of capacity
SensorPOD – Scientific Sensor
Hosting Platform/NSF
•
Fractional 5 Kg science missions (similar to cubesats)
•
Science community looking at combination of sensors on 66 satellites
•
Other customers assessing missions (NASA, USAF STP, ESA)
Global Air Traffic
Monitoring Mission
•
Commercially-financed program to sell aircraft tracking services to the FAA and others for air traffic control
•
Extension of existing FAA terrestrial ADS-B system for CONUS
•
Coverage of ocean routes, remote areas and developing nations
Weather Monitoring
Mission – NOAA
•
6 sensor mission for operational weather sensor for atmospheric data
•
Continuation of NOAA COSMIC program
Space Debris Monitoring
•
6 sensor mission for monitoring space objects and debris
•
Input to USG space surveillance network
Other missions
•
Various US Government missions
•
Magnetosphere monitoring
•
Ka band communications capability
Tracking a growing pipeline of 15-20 potential missions

•
NOAA requirement for long-term
atmospheric data by measuring
GPS signals
•
No cost-effective plan for
obtaining data after 2014
•
Sensors on Iridium NEXT
constellation provide high quality
measurements at 50% of the cost
•
NOAA plans procurement for
2012 program start
Data Set on Iridium NEXT
Current Data Capability

Weather Data Monitoring

•
DoD and commercial satellite
operators need improved debris
information to protect satellite
fleets
•
Iridium NEXT provides excellent
platform for detecting orbital
debris
•
Iridium NEXT capability
complements planned DoD system
•
Provides early warning
•
Enhances survivability and
resiliency
•
Leverages commercial
investment in a global
communications network

Space Debris Monitoring

•
FAA investing in future air traffic control infrastructure to improve efficiencies in air traffic routes
•
Spaced-based tracking extends the terrestrial infrastructure
•
Possible commercial joint venture to finance development in 2011
•
Sell services to FAA, foreign governments, airlines and others
•
Potential significant revenue opportunity post-2017

Global Aircraft Monitoring From Space

•
Capability to host small research payloads that have no cost-effective access to space
•
Marketing and support relationship with leading research labs
•
Potential for larger funded project by National Science Foundation
•
Incremental revenue from unused hosted payload space

SensorPOD – Access for Scientific Missions

•
Many programs developed during last 3 years and the pipeline is growing
•
Activity accelerating since announcement of satellite contract and Coface financing agreement
•
High probability programs have expertise of seasoned government system integrators working with customer
•
U.S. Government payload opportunities require budget authorizations --
allocating funds for 2012 program starts
•
Most likely outcome -- host a combination of payloads for different customers on the same satellite, possibly all 66
•
Expecting $200 million to $300 million net cash contribution from hosted payloads through launch -- recurring service revenue for 2017 and beyond
•
Hosted payload contract announcements likely in 2011 and 2012 as business develops

Meaningful New Business Opportunity

Government Business, Iridium NEXT and Hosted Payloads Q&A Panel Gen. John Campbell EVP Government Programs Scott Smith EVP Iridium NEXT Don Thoma EVP Marketing

70 Financial Overview Thomas J. Fitzpatrick, EVP & Chief Financial Officer December 16, 2010

Increasing Shareholder Returns

•
An established track record of rapidly growing recurring service revenue
•
Significant operating leverage and largely fixed-cost business model create
OEBITDA margin expansion and OEBITDA growth that outpaces revenue
•
Organic growth opportunities in each business -- strong competitive position in key market segments with an expanding service portfolio
•
Rational plan for Iridium NEXT construction and launch -- attractive financing, long-term repayment period and manageable leverage targets
•
Greatly reduced capital expenditures after 2016
•
Rapid, highly predictable deleveraging expected after 2015 magnifies equity appreciation

Revenue Quality

An established track record of increasing recurring service revenue
•
Predictable and expanding
service revenue
•
Commercial service revenue is
an important growth engine --
50% of total revenue in 3Q10
•
Voice leadership and growing
contributions from M2M data
services
•
M2M represented 10% of total
service revenue and 26% of
total subscribers in 3Q10
($ in millions)
55%
69%

Significant Operating Leverage

Growing cash flow driven by recurring service revenue and largely fixed-cost business model
•
Incremental sales at a high
gross margin contribute to
growing profitability
•
High-quality, recurring service
revenue is cornerstone of
expanding margins
•
Wholesale distribution
channels lower costs and risks,
while expanding market reach
and product development
opportunities
(1) OEBITDA margin is calculated by dividing Operational EBITDA by adjusted revenue.  Adjusted revenue excludes purchase accounting adjustments and Iridium NEXT revenue.
($ in millions)

Iridium vs. Peers 3Q10 OEBITDA Margins

Considerable room for OEBITDA margin expansion as service
revenue continues to grow
(1) OEBITDA margin is calculated by dividing Operational EBITDA by adjusted revenue.  Adjusted revenue excludes purchase accounting adjustments and Iridium NEXT revenue.
(2) Source:  Company SEC filings and financial statements.  Peer comparisons are EBITDA.

Organic Growth Drivers

2005-2010E CAGR
Market/Business Revenue Subscribers Future Prospects
Commercial
Service
24% 28%
Strong demand across vertical
markets; integral to business
infrastructure of customers;
M2M data services opportunity
Government
Service
6% 10%
Develop new services for DoD
(i.e. Netted Iridium); mission
critical communications; M2M
data services opportunity
Equipment 3% N/A
Continued profitability;
decreased importance
Good organic growth opportunities across all of our markets

2011 Subscriber Growth Outlook 76 Total subscriber growth of approximately 20% for the full-year 2011 • Eight consecutive years of robust subscriber growth

2011 Service Revenue Outlook

Robust service revenue growth of 10% to 13% for the full-year 2011
•
Sustain leadership in voice
market
•
Commercial M2M data services
opportunity -- robust
subscriber growth; new
applications
•
Strong contributions from
Iridium OpenPort in maritime
business
•
Government service growth –-
Netted Iridium and M2M data
services opportunity
($ in millions)
11%
Growth
10%-13%
Growth

2011 Equipment Revenue Outlook

Equipment revenue decline of 15% to 30% for full-year 2011
(more than offset by service revenue growth)
•
Equipment revenue
meaningfully declines as a
percentage of total revenue in
2011 –- slower pace of decline
through 2015
•
Equipment margins remain
healthy due to reduced costs
–- expected to be roughly 40%
•
M2M product substitution for
lower-priced devices
•
Handset volumes and pricing
down due to competition at
the low end of the market
($ in millions)
15%-30% decline

2011 OEBITDA Outlook

Operational EBITDA between $180 million and $190 million for the full-year 2011
•
Double-digit growth in service
revenue
•
Continued OEBITDA margin
expansion enhanced by
reduction in cost of services
related to Boeing contract
amendment
•
Building on a strong year in
2010 -- internally generated
cash flows and debt financing
continue to support Iridium
NEXT
($ in millions)

Long-Range Revenue Outlook

Average service revenue growth of 9% to 13% between 2011 and
2015; expect solid total revenue growth
•
Fast-growing enterprise and
government subscriber base –-
strong demand across vertical
markets and government
•
Broadening adoption of M2M
data services with new
applications
•
Strong contributions from
Iridium OpenPort in maritime
business
•
Predictable and expanding
service revenue
($ in millions)

Long-Range OEBITDA Outlook

OEBITDA margins expected to expand to approximately 60% by 2015
•
Recurring service revenue is
cornerstone of expanding
margins
•
Operating leverage and largely
fixed-cost model expands
margins and grows cash flow
(1) OEBITDA margin is calculated by dividing Operational EBITDA by adjusted revenue.  Adjusted revenue excludes purchase accounting adjustments and Iridium NEXT revenue.

$1.8 Billion Coface Financing Agreement
•
Draw funds from 2010 to 2015
•
Repay funds from 2017
(1)
to 2024
•
$1.5 billion fixed tranche at 4.96%
•
$0.3 billion floating tranche at LIBOR +1.95% (2.4% currently)

Attractive borrowing costs and good terms over a long period of time
(1) Assumes substantial completion of Iridium NEXT by 2017

•
Iridium NEXT capex through
2011 of approximately $600
million -- Coface draw of $400
million in capex with financed
interest of $40 million
•
Expect Net Debt/OEBITDA of
approximately 2x in 2011; 3x in
2012; 4x-5x in 2015 and
deleveraging beginning in 2016
•
Customary financial covenants
with cushions above bank case
-- we’re off to a good start
Capital Structure and Capex Snapshot

Manageable debt and leverage targets
(1) Assumes substantial completion of Iridium NEXT by 2017
($ in millions)

Iridium NEXT Funding

A fully funded plan for the approximately $3 billion construction of
Iridium NEXT with cushion provided by potential warrant proceeds
(1) OEBITDA margin is calculated by dividing Operational EBITDA by adjusted revenue.  Adjusted revenue excludes purchase accounting adjustments and Iridium NEXT revenue.
Not Considered in Fully
Funded Plan
•
$7.00 warrant proceeds of
$95 million
•
$11.50 warrant proceeds of
$166 million
Sources of
Funding
•
Agreement with lenders on financial
plan resulting in $1.8 billion Coface
financing agreement
•
OEBITDA -- 26% CAGR from 2005 to
2010E; expect 17% growth in 2011 at
midpoint of guidance ranges;
continued solid growth thereafter
•
Hosted payloads net contribution of
$200 million to $300 million

Putting Cost of Iridium NEXT in Perspective
•
Approximately $3 billion expected total cost for constellation
•
Capital expenditures occur from 2010 to 2017 as OEBITDA grows
•
Assumes constellation provides commercially acceptable service through
2030

Significant cash flow potential during constellation life supports the investment
(1)
The Operational EBITDA CAGRs are for illustrative purposes only  and are not intended to be and should not be relied upon as management outlook or projections
(2)
Cumulative Operational EBITDA based on midpoint of 2010 Operational EBITDA outlook previously provided by management and assuming Operational EBITDA  grows at 10% and 15% per year, respectively

Iridium’s Target Profile in 2015

A strong recurring revenue business with healthy cash flows that drive rapid deleveraging after 2015
Approximately $400 million
(1)
Approximately 60%
Greatly reduced after 2016
No cash taxes from 2016 to 2020
Approximately 4x – 5x
0.5 - 1 turn annual deleveraging
Service revenue base
OEBITDA margins
Capex
Taxes
Net Debt/OEBITDA
Strong cash flow
(1) Represents midpoint of 2011 and long-range service revenue outlook for Iridium

Rapid Deleveraging Magnifies Equity Appreciation 87 Rapid, highly predictable deleveraging expected after 2015 driven by greatly reduced capex and 5-year tax shield OEBITDA growth Equity Appreciation

Comparative Valuation Considerations
12/06/10 Share Price $9.29 $10.67
Outstanding Shares
(1)
74 489
Market Capitalization $687 $5,218
Total Gross Debt
(2)
$158 $1,353
Less: Cash & Equivalents
(2)
$111 $185
Net Debt $47 $1,168
Enterprise Value $734 $6,386
Divided by: 2011E OEBITDA/EBITDA
(3)
$185 $714
EV/EBITDA Multiple 3.9x 8.9x
Faster
revenue
growth rates
More room
for margin
expansion

(1)
Includes outstanding shares and the value of outstanding warrants using the treasury stock method
(2)
Balance sheet data as of 10/31/2010 for Iridium including $135 million draw under Coface financing agreement; balance sheet data as of  9/30/10 for Inmarsat  based on company financial statements
(3)
Represents midpoint of 2011 Operational OEBITDA outlook for Iridium; RBC Capital Markets EBITDA estimate for Inmarsat
Note:  In millions except per share data; Inmarsat share price data converted to U.S. Dollars

Why Will Iridium Continue to Win?
Network leadership
Significant operating
leverage
Favorable competitive dynamics
in evolving markets…
Attractive and
growing markets
Strong cash flow &
deleveraging
…with a healthy current constellation and
fully funded plan for Iridium NEXT…
…and a track record of execution –- recurring
service revenue business with strong
OEBITDA growth…
Delivers equity appreciation

Closing Remarks/Final Q&A Panel Matt Desch Chief Executive Officer Tom Fitzpatrick Chief Financial Officer

Lunch and Product Marketing Table

Appendix

Non-GAAP Financial Measures

$ in Thousands For the Year Ended December 31,
2005 2006 2007 2008 2009
YTD Sept
2010 LTM
Net income $       39,595 $       31,814 $       43,773 $       53,879 $       48,535 $     12,569 $         7,820
Interest expense 2,580 15,179 21,771 21,094 13,180 23 374
Interest income (302) (1,291) (2,192) (1,345) (585) (438) (736)
Income taxes - - - - (705) 10,259 9,554
Depreciation and amortization 7,722 8,541 11,380 12,535 32,363 67,617 89,130
EBITDA 49,595 54,243 74,732 86,163 92,788 90,030 106,142
Iridium NEXT expenses, net - - 1,777 14,113 13,268 11,436 15,545
Stock-based compensation 251 284 2,901 2,868 5,841 3,847 4,283
Transaction expenses - - - 7,959 12,478 - -
Purchase accounting adjustments - - - - 9,554 11,560 21,114
Operational EBITDA $       49,846 $       54,527 $       79,410 $     111,103 $     133,929 $   116,873 $     147,084
For the Year Ended December 31,
2005 2006 2007 2008 2009
YTD Sept
2010 LTM
Reported revenue $     187,700 $     212,412 $     260,901 $     320,944 $     318,940 $   260,243 $     336,232
NEXT revenue - - (3,471) (3,262) (1,082) (58) (129)
Purchase accounting adjustments - - - - 1,675 2,949 4,624
Adjusted revenue $     187,700 $     212,412 $     257,430 $     317,682 $     319,533 $   263,134 $     340,727
LTM = Last 12 Months

94 2010 Analyst Day Iridium Communications Inc. December 16, 2010